SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

         / /      Preliminary Proxy Statement
         / /      Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)2))
         /X/      Definitive Proxy Statement
         / /      Definitive Additional Materials
         / /      Soliciting   Material  Pursuant  to  Rule  14a-11(c)  or  Rule
                  14(a)-12


                            THE BETHLEHEM CORPORATION
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)



--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


         Payment of filing fee (check the appropriate box):

         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------


         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------


         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials.


         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:



--------------------------------------------------------------------------------


         (2)      Form, Schedule or Registration Statement no.:



--------------------------------------------------------------------------------


         (3)      Filing Party:



--------------------------------------------------------------------------------


         (4)      Date Filed:

                            THE BETHLEHEM CORPORATION
                                 --------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 10, 1997
                                 --------------

To the Shareholders of The Bethlehem Corporation:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of THE BETHLEHEM CORPORATION, a Pennsylvania corporation (the "Company"), will be held on Thursday, April 10, 1997 at 3:00 p.m. local time at the Holiday Inn, Route 512, Bethlehem, Pennsylvania, for the following purposes:

                  1. To elect five directors, each to serve for a term of one year and until the next annual meeting of Shareholders and until their successors are duly elected and qualify;

                  2. To approve the Company's 1997 Stock Option Plan;

                  3. To approve the grant of stock options to each of Universal Process Equipment, Inc. ("UPE"), James L. Leuthe and Salvatore J. Zizza;

                  4. To approve the issuance of 350,000 shares of the Company's common stock, no par value, to UPE;

                  5. To ratify the appointment of BDO Seidman LLP as independent auditors of the Company for the fiscal year ending May 31, 1997; and

                  6. To transact such other business as may properly come before the Meeting and any adjournment thereof according to the proxies discretion.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on March 3, 1997 as the record date (the "Record Date") for the Meeting. Only shareholders of record of the Company's common stock, no par value, on the Company's stock transfer books on the close of business on the Record Date are entitled to notice of and to vote at the Meeting.

                                  By Order of the Board of Directors

                                  HAROLD BOGATZ
                                  SECRETARY
March 10, 1997

--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                            THE BETHLEHEM CORPORATION
                             25TH AND LENNOX STREETS
                           EASTON, PENNSYLVANIA 18045
                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 10, 1997
                                ----------------


                                  INTRODUCTION

         This Proxy Statement is being furnished to shareholders by the Board of Directors of The Bethlehem Corporation, a Pennsylvania corporation (the "Company"), in connection with the solicitation of the accompanying proxy (each a "Proxy" and collectively, the "Proxies") for use at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held Thursday, April 10, 1997 at 3:00 p.m. local time at the Holiday Inn, Route 512, Bethlehem, Pennsylvania or at any adjournment thereof.

         The principal executive offices of the Company are located at 25th and Lennox Streets, Easton, Pennsylvania 18045. The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to shareholders is March 10, 1997.

                        RECORD DATE AND VOTING SECURITIES

         As of the close of business on March 3, 1997, the record date for the Meeting (the "Record Date"), there were 1,938,520 outstanding shares of the Company's common stock, no par value (the "Common Stock"). Except as indicated below, holders of Common Stock have one vote per share on each matter to be acted upon. Only holders of Common Stock (the "Shareholders") of record at the close of business on the Record Date will be entitled to vote at the Meeting and at any adjournment thereof. The presence, in person or by proxy, of Shareholders entitled to cast at least a majority of the votes that all Shareholders are entitled to cast on a particular matter to be acted upon at the meeting shall constitute a quorum for purposes of consideration and action on such matter.

         In the election of directors, each Shareholder shall have the right to multiply the number of votes to which he may be entitled by the total number of directors to be elected in the election of directors and he may cast the whole number of his votes for one candidate or he may distribute them among any two or more candidates. All other matters expected to be brought before the Meeting require the affirmative vote of the holders of a majority of the Company's Common Stock represented and voting at the Meeting for approval.


                                VOTING OF PROXIES

         Shares of Common Stock represented by Proxies, which are properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, the shares of Common Stock represented thereby will be voted: (i) for the election as Directors of the five persons who have been nominated by the Board of Directors; (ii) to approve the Company's 1997 Stock Option Plan (the "1997 Stock Option Plan"); (iii) to approve the grant of stock options to each of Universal Process Equipment, Inc. ("UPE"), James L. Leuthe and Salvatore J. Zizza; (iv) to approve the issuance of 350,000 shares of Common

Stock to UPE; (v) to ratify the appointment of BDO Seidman LLP as independent auditors of the Company for the year ending May 31, 1997 (the "1997 Fiscal Year"); and (vi) on any other matter that may properly be brought before the Meeting in accordance with the judgment of the person or persons voting the Proxies.

         The execution of a Proxy will in no way affect a Shareholder's right to attend the Meeting and to vote in person. Any Proxy executed and returned by a Shareholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy that is presented before the Meeting, or if the Shareholder attends the Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (I.E., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted.

         The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mail, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of March 3, 1997, information regarding all persons who are known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock.



                                                                                   Percentage of
Name and Address of Beneficial Owner      Shares Owned Beneficially(1)           Outstanding Shares
-------------------------------------  ---------------------------------     ------------------------

James L. Leuthe                                 348,958(2)                             16.8%
25th & Lennox Streets
Easton, PA  18045

Universal Process                             2,181,600(3)(4)                          58.4
  Equipment, Inc.
P.O. Box 338
Roosevelt, NJ  08555

Robert F. Bacigalupo                            150,901(5)                              7.7
2433 S. Oakley Avenue
Chicago, IL 60608

Alan H. Silverstein                             260,000(6)                             11.8
25th & Lennox Streets
Easton, PA  18045

Salvatore J. Zizza                              184,667(7)                              8.7
25th & Lennox Streets
Easton, PA  18045


-------------------
(1) All persons identified below as holding options are deemed to be beneficial owners of shares of Common Stock subject to such options by reason of their right to acquire such shares within 60 days after March 3, 1997.

(2) Of this total, 52,281 shares are owned by Nikki, Inc., a corporation of which Mr. Leuthe is an officer and director and the sole stockholder, 161,343 shares are owned by Mr. Leuthe and 135,334 shares are subject to options. This total does not include 640 shares owned by Mr. Leuthe's children, as to which he disclaims beneficial ownership.

(3) Includes 1,800,000 shares subject to options. See "Certain Relationships and Transactions."

(4) Does not include shares owned by Ronald H. Gale and Jan P. Gale.

(5) Of this total, 140,901 shares are owned by Mr. Bacigalupo and 10,000 shares are subject to options. This total does not include 2,331 shares owned by Mr. Bacigalupo's wife and 6,000 shares held in trust for the benefit of family members as to which Mr. Bacigalupo acts as trustee. Mr. Bacigalupo disclaims beneficial ownership of these 8,331 shares.

(6) Consists of 260,000 shares subject to options.

(7) Consists of 184,667 shares subject to options.

BENEFICIAL OWNERSHIP BY MANAGEMENT AND DIRECTORS

         The following table sets forth, as of March 3, 1997, information regarding the ownership of the outstanding Common Stock of the Company by each director and Named Executive Officer (as hereinafter defined) and all directors and executive officers of the Company as a group.




                                                                 Shares Owned              Percent of Outstanding
Name of Beneficial Owner                                       Beneficially(1)                     Shares
---------------------------------------------------      ---------------------------    ---------------------------

James L. Leuthe                                                     348,958(2)                       16.8%

Alan H. Silverstein                                                 260,000(2)                       11.8

O. Karl Dieckmann                                                    43,020(3)                        2.2

Ronald H. Gale                                                    2,263,934(2)(3)                    60.4
                                                                        (4)

Jan Gale                                                          2,261,934(2)(3)                    60.3
                                                                        (4)

B. Ord Houston                                                       20,199(3)                        1.0

Salvatore J. Zizza                                                  184,667(2)                        8.7

Harold Bogatz                                                         6,667(5)                            (6)

Clarence T. Lind                                                      5,667(7)                            (6)

All directors and executive officers as a group (12               3,222,381(1)(2)                    73.7%
persons)                                                                (4)(8)

---------------------
(1) All persons identified below as holding options are deemed to be beneficial owners of shares of Common Stock subject to such options by reason of their right to acquire such shares within 60 days after March 3, 1997.

(2) Reference is made to "Security Ownership of Certain Beneficial Owners and Management - Certain Beneficial Owners."

(3) Includes 10,334 shares subject to options.

(4) Includes 2,181,600 shares beneficially owned by UPE, of which the individual is an officer, director and principal stockholder. See "Security Ownership of Certain Beneficial Owners and Management-Certain Beneficial Owners."

(5) Consists of 6,667 shares subject to options.

(6) Less than 1.0%.

(7) Includes 1,667 shares subject to options.

(8) Includes 2,438,006 shares subject to options.

                        PROPOSAL I--ELECTION OF DIRECTORS
NOMINEES

         Prior to the 1995 Annual Meeting of Shareholders (the "1995 Meeting"), the Company's By-Laws provided for the organization of the Board of Directors into four classes with directors in each class serving for four year terms. The Board of Directors approved and at the 1995 Meeting the Shareholders ratified an amendment to the ByLaws that created a Board of Directors whose entire membership is to be elected annually. The By-Law amendment did not affect the terms of then incumbent directors who were elected in prior years and whose terms did not expire at the 1995 Meeting. Such directors will continue to serve as directors until the expiration of their respective terms and until their successors are elected and qualified, after which they will be elected annually.

         It is proposed that five nominee directors, Harold Bogatz, Ronald H. Gale, Jan P. Gale, B. Ord Houston and Salvatore J. Zizza (the "Nominees"), be elected to serve until the next Annual Meeting of Shareholders and until their respective successors are elected and qualified. Unless otherwise specified, all Proxies received will be voted in favor of the election of the Nominees as directors of the Company. All Nominees are currently directors of the Company.

         Each Nominee has consented to serve if elected. In the event that any of the Nominees should be unable to serve, the Proxies will vote for such substitute nominee or nominees as they, in their discretion, shall determine. The Board of Directors has no reason to believe that any of the Nominees named herein will be unable to serve. Any vacancy occurring on the Board of Directors for any reason may be filled by a majority vote of the directors then in office, and each person so elected shall serve until the next Annual Meeting of Shareholders and until his successor is elected and qualified.

         The following table sets forth information regarding the current ages, terms of office and business experience of the current directors and the Nominees including their positions with the Company:

                                                                                           Year First
                                                                                            Became a            Year Term
                                                                                            Director           Will Expire
NAME                                     AGE        PRINCIPAL OCCUPATION                ---------------     ---------------
----                                     ---        --------------------

Salvatore J. Zizza(1)                     51        Chairman of the Board of                  1995                1997
                                                    Directors since 1995; since
                                                    1991, Chairman of The
                                                    Lehigh Group, a public
                                                    company listed on the New
                                                    York Stock Exchange that
                                                    has a subsidiary in the
                                                    distribution of electrical
                                                    products

Alan H. Silverstein                       48        President and Chief                       1994                1997
                                                    Executive Officer of the
                                                    Company since December
                                                    1995; President and Chief
                                                    Operating Officer of the
                                                    Company from February
                                                    1994 to November 1995;
                                                    from 1991 to present,
                                                    President      of      Earth
                                                    Environmental      Services,
                                                    Inc.,    a    solid    waste
                                                    remediation     firm     and
                                                    developer   of  solid  waste
                                                    co-generation projects; from
                                                    July 1992 to February  1994,
                                                    President    of    Universal
                                                    Envirogenics,     Inc.,    a
                                                    rebuilder of industrial  gas
                                                    plants

James L. Leuthe                           55        Chairman of the Board of                  1976                1997
                                                    First Lehigh Corporation, a
                                                    bank holding company, since
                                                    1982;  from 1977  until 1995
                                                    held various  positions with
                                                    the    Company     including
                                                    President      and     Chief
                                                    Executive Officer

Jan P. Gale(1)(2)                         42        Vice President since 1978 of              1991                1997
                                                    UPE, an international
                                                    supplier of complete process
                                                    plants and equipment and
                                                    manufacturer of new
                                                    equipment in the United
                                                    States and Europe


                                                                                           Year First
                                                                                            Became a            Year Term
                                                                                            Director           Will Expire
NAME                                     AGE        PRINCIPAL OCCUPATION                ---------------     ---------------
----                                     ---        --------------------


Ronald H. Gale(1)(2)                      45        President and Chief                       1990                1997
                                                    Executive Officer of UPE
                                                    since 1978

Harold Bogatz(1)                          58        Vice President and General                1995                1997
                                                    Counsel of UPE since 1987;
                                                    Secretary of the Company
                                                    since 1996

O. Karl Dieckmann                         83        Investment manager and                    1960                1997
                                                    consultant, retired for at least
                                                    the past five years

B. Ord Houston(1)                         84        Secretary of the Company                  1976                1997
                                                    from June 1983 to December
                                                    1995, otherwise retired for at
                                                    least the last five years; held
                                                    various positions with the
                                                    Company since 1966, most
                                                    recently as Executive Vice
                                                    President

----------------------
(1)      Nominee

(2) Ronald H. Gale and Jan P. Gale, both Nominees and incumbent directors, are brothers.


REQUIRED VOTE

         In voting for directors, each Shareholder is entitled to five votes for each share of Common Stock held, one for each of five directors to be elected. A Shareholder may cast his votes evenly for all Nominees or may cumulate his votes and cast them for one Nominee or distribute his votes among two or more Nominees. The five persons receiving the highest number of votes cast in person or by proxy shall be elected to the Board of Directors. Brokers that do not receive instructions are entitled to vote on the election of directors. Abstentions from voting on the election of directors will have no effect since they will not represent votes cast at the Meeting for the purpose of electing directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

                    BOARD MEETINGS -- COMMITTEES OF THE BOARD

         The Board of Directors met three times during the 1996 Fiscal Year. The Board of Directors presently maintains an Audit Committee, a Compensation Committee and a Nominating Committee. None of the directors of the Company attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors held plus the total number of meetings held by all committees of the Board on which he served during the 1996 Fiscal Year, with the exception of Mr. Dieckmann, whose health prevented him from attending all such meetings during the 1996 Fiscal Year.

         The Audit Committee currently consists of Messrs. Dieckmann, Houston and Leuthe and is appointed annually by the Board of Directors to recommend the selection of independent auditors, to review the scope and results of the audit, to review the adequacy of the Company's accounting, financial and operating controls and to supervise special investigations. The Audit Committee did not meet during the 1996 Fiscal Year.

         The Compensation Committee currently consists of Messrs. Zizza, Houston and R. Gale and is appointed annually by the Board of Directors to recommend to the Board of Directors remuneration arrangements for senior management and directors, the adoption of compensation plans in which officers and directors are eligible to participate and the granting of options or other benefits under such plans. The Compensation Committee met once during the 1996 Fiscal Year.

         The Nominating Committee currently comprises Messrs. J. Gale, Zizza, Silverstein and Bogatz, and is appointed annually by the Board of Directors to recommend to the Board of Directors nominees for election as directors. The Nominating Committee did not meet during the 1996 Fiscal Year.


                          EXECUTIVE COMPENSATION TABLE

         The following table summarizes compensation information for the Company's President and Chief Executive Officer, the Company's Former Chairman and Chief Executive Officer and Clarence T. Lind, the only executive officer of the Company whose compensation exceeded $100,000 for the fiscal year ended May 31, 1996. The table presents compensation information for such individuals for compensation paid or accrued by the Company for services rendered during the year ended December 31, 1993, during the five-month transition period ended May 31, 1994 and during the fiscal years ended May 31, 1995 and May 31, 1996. Messrs. Leuthe, Silverstein and Lind are collectively referred to herein as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE


                                                      Annual Compensation                        Long Term Compensation
                                        --------------------------------------            --------------------------------

Name and                                                               Other Annual        Stock Option          All Other
Principal Position            Year        Salary         Bonus        Compensation(s)         Awards         Compensation (1)
---------------------      --------     --------      ---------     -----------------     -------------     -----------------

James L. Leuthe            1996               --            --               --                125,000               $672
Former Chairman and        1995               --            --               --                     --                672
Chief Executive            1994(3)            --            --               --                     --                280
Officer(2)                 1993               --            --               --                     --                672

Alan H. Silverstein        1996         $118,655       $46,850        $7,295(4)                     --             11,925
President and Chief        1995          110,000        30,698         5,472(4)                     --             11,925
Executive Officer(5)       1994(3)        36,667            --         1,824(4)                260,000                224

Clarence T. Lind           1996           90,000        26,350         4,369(4)                 20,000                672
Vice President of
Sales, Marketing and
Technology(6)


---------------------

(1)      Represents life insurance premiums paid by the Company.

(2) Mr. Leuthe did not receive cash compensation for his services during the Company's fiscal year ended December 31, 1993, the transition period ended May 31, 1994, the Company's fiscal year ended May 31, 1995 or the Company's fiscal year ended May 31, 1996. Mr. Leuthe resigned as Chairman of the Board and Chief Executive Officer on December 12, 1995. For a further description of the stock options granted to Mr. Leuthe, see "Proposal III--Approval of Grant of Stock Options."

(3) Includes compensation received only during the transition period January 1, 1994 to May 31, 1994.

(4) Includes lease and insurance payments made by the Company with respect to use of an automobile.

(5) Mr. Silverstein was elected President and Chief Operating Officer of the Company in February 1994. Prior to that time, Mr. Silverstein served as a consultant to the Company. Mr. Silverstein was appointed Chief Executive Officer of the Company on December 12, 1995.

(6) Mr. Lind was elected Vice President of Sales, Marketing and Technology of the Company on December 12, 1995.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information concerning options granted during the fiscal year ended May 31, 1996 under the Company's stock option plans or pursuant to grants to the Named Executive Officers.



                                        Number of            Percent of Total
                                        Securities          Options Granted to         Per Share
                                        Underlying             Employees in            Exercise
              Name                   Options Granted            Fiscal Year              Price            Expiration Date
-----------------------------      -----------------      --------------------      -------------     ----------------------

Clarence T. Lind                          5,000                     3.3%                $2.50           December 21, 2005
                                          15,000                   10.0%                $2.00             March 27, 2006

James L. Leuthe                          125,000                    (1)                 $1.8125            March 25, 2006


--------------------------
(1)      Mr. Leuthe is not an employee of the Company.

AGGREGATED FISCAL YEAR-END OPTIONS

         The following table sets forth certain information regarding unexercised stock options held by each of the Named Executive Officers as of May 31, 1996. No stock options were exercised by any such officer during the 1996 Fiscal Year.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES



                                  Number of              Value of Unexercised
                             Unexercised Options         in-the-Money Options
                               at May 31, 1996          at May 31, 1996 ($)(1)

                                 Exercisable/                Exercisable/
Name                            Unexercisable                Unexercisable
---------------------       --------------------      ------------------------


Alan H. Silverstein                260,000/0                   406,250/0

Clarence T. Lind                   0/20,000                     0/8,750

James L. Leuthe                 10,334/125,000                 0/93,750


-------------------

(1) On May 31, 1996, the last reported sale price of the Company's Common Stock, as reported by the American Stock Exchange, was $2.5625 per share.

COMPENSATION OF DIRECTORS

         Directors are not compensated for their services as a director but are entitled to reimbursement of expenses incurred in connection with their attendance at all meetings. In the past the Company has granted options to certain directors.


EMPLOYMENT AGREEMENTS

         Alan H. Silverstein, President and Chief Executive Officer, is employed by the Company pursuant to an agreement (the "Employment Agreement") dated February 1, 1994. The Employment Agreement provides for a five year term, with automatic renewal for successive terms of two years, subject to a mutual right, exercisable within 120 days prior to the expiration of any term, not to renew the Employment Agreement. The salary paid to Mr. Silverstein for the first year under the Employment Agreement is $110,000 increasing to $165,000 in the fifth year. Mr. Silverstein is entitled to a quarterly bonus based on the earnings of the Company, with a minimum guaranteed bonus for the first 18 months of $30,000.


                      COMPLIANCE WITH SECTION 16(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires the Company's executive officers and directors. and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of equity securities of the Company. Executive officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms which they file.

         The Form 3 Initial Statement of Beneficial Ownership of Securities for each of Anthony Chiarella and Antoinette L. Martin was filed late. Both Mr. Chiarella and Ms. Martin became Reporting Persons on September 29, 1994 and the Form 3 for each of them was filed on January 10, 1996.

         One Form 4 Statement of Change in Beneficial Ownership of Securities for Alan H. Silverstein relating to the grant of options to purchase 10,000 shares to Mr. Silverstein pursuant to the Company's Directors' Stock Option Plan was filed late. Mr. Silverstein was granted the options on April 12, 1994 and the Form 4 was filed on January 10, 1996.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

         Ronald H. Gale and Jan Gale are directors and Shareholders of the Company and are officers, directors and principal stockholders of UPE, a principal Shareholder of the Company. UPE and/or Ronald H. Gale and/or Jan Gale are also majority shareholders or otherwise affiliated with other companies that engage in transactions with the Company. UPE and related entities have purchased process equipment manufactured by the Company and have utilized the Company's remanufacturing services. The approximate total revenues derived from sales to UPE and related parties were $1.1 million for the fiscal year ended May 31, 1996 and $2.4 million for the fiscal year ended May 31, 1995. The Board of Directors believes that the terms of such sales were at least as favorable to the Company as could have been obtained from unaffiliated third parties.

         On March 26, 1996, the Company granted an option to purchase 350,000 shares of Common Stock to UPE at an exercise price of $1.8125 per share. Such option was issued in consideration for guarantees by UPE of borrowings by the Company from the CIT Group and Sterling Commercial Capital in July 1995. The financing from the CIT Group consists of a three year $5 million maximum line of credit and term loan facility, secured by a third lien position on Company owned real estate and a first lien on substantially all other owned assets of the Company. This credit facility includes: (a) an $800,000 term loan requiring $13,333 monthly principal payments plus interest at prime rate (Chase Bank, New York) plus 3% and (b) advances against a percentage of eligible inventory not to exceed $4,000,000 in the aggregate. Initial proceeds of this credit facility were used to fund working capital. The financing from Sterling Commercial Capital consists of a $1.5 million five year first mortgage loan. The loan is collateralized by a first mortgage lien on real estate owned by the Company and a second lien on all other Company owned assets. The loan bears interest at 14.25% per annum. The outstanding principal and interest is payable in 59 consecutive equal monthly payments calculated to fully amortize over a 15 year period with a final payment of all then outstanding principal and interest. See "Proposal III--Approval of Grant of Stock Options."

         The Board of Directors has authorized the issuance to UPE of 350,000 shares of Common Stock in consideration for a 50% ownership interest in certain resale inventory, which consists primarily of heat transfer equipment owned by UPE. The inventory has a retail sales value in excess of $1,500,000. The issuance of such shares is subject to Shareholder approval. UPE and the Company have entered into a joint marketing and sales agreement with respect to the resale of the inventory. See "Proposal IV--Approval of Issuance of Stock to UPE."

         On November 28, 1995, the Company purchased a variety of used process equipment and machinery at a cost of $2,500,000 from International Dismantling and Machinery Corp. ("IDM"). Simultaneously with the acquisition of the IDM equipment, the Company entered into an exclusive sales and marketing agreement with UPE whereby UPE has the responsibility for marketing and selling this inventory for the Company. As consideration for its services, UPE will receive from the Company 50% of the net selling price (defined as the sales price less the cost of the equipment) plus one-half of the sales commission earned by each UPE salesperson for selling a piece of IDM equipment. Also, as set forth in the sales and marketing agreement, UPE is responsible for any interest due for the financing of the purchase price of this equipment.

         From time to time in the ordinary course of business, UPE advances funds to the Company to enable the Company to meet certain temporary cash requirements. The interest rate on the advances is 8.75% per annum. During May 1996 the Company received a $310,000 advance from UPE, which advance was repaid in June 1996 and August 1996. In August 1996, UPE advanced $250,000 to the Company. UPE advanced an additional $250,000 to the Company in October 1996. As of March 3, 1997, the August 1996 and October 1996 advances were outstanding.

         On February 28, 1997, the Company purchased a complete two stage environmental thermal process treatment plant in Alberta, Canada. In order to effect the acquisition of the equipment, the Company borrowed $225,000 from UPE at an interest rate of prime rate (Chase Bank, New York) plus 2.5%. This loan will be repaid from the proceeds of the sale of the specific equipment purchased.

         As of June 1, 1996, the Company began a three year profit sharing arrangement with UPE. This arrangement was agreed upon as consideration for UPE's role in introducing the Company to Third Millenium Products, Inc. ("Millenium"), negotiating the acquisition of the assets of the American Furnace Division of Millenium by Bethlehem Advanced Materials Corporation ("BAM"), a
wholly-owned   subsidiary  of  the  Company  and  UPE's  role  in   originating,
negotiating, developing and assisting in the marketing of the Tower Filter Process product line. Under this arrangement which expires in May 1999, UPE is entitled to receive 25% of the net pre-tax profits of BAM and the Tower Filter Press product line.

         The Company and Salvatore J. Zizza, Chairman of the Board of the Company, are parties to an agreement under which Mr. Zizza renders certain financial advisory services, including those relating to proposed mergers and acquisitions and equity and debt financing, and relations with the financial community and investors. Mr. Zizza receives compensation in the amount of $60,000 per annum.

               PROPOSAL II--APPROVAL OF THE 1997 STOCK OPTION PLAN

         The Board of Directors has unanimously approved for submission to a vote of Shareholders a proposal to approve the 1997 Stock Option Plan (the "1997 Plan") set forth in Appendix A to this proxy statement. The following discussion of the 1997 Stock Option Plan is qualified in its entirety by reference to Appendix A.

         The purpose of the 1997 Plan is to provide additional incentive to the officers, directors and employees of the Company who are primarily responsible for the management and growth of the Company, and to consultants and advisors to the Company who otherwise materially contribute to the conduct and direction of its business, operations and affairs, in order to strengthen their desire to remain in the employ or retention of the Company and to stimulate their efforts on behalf of the Company, and to retain and attract to the employ of the Company persons of competence. The 1997 Plan provides for the grant of both "incentive stock options" and "nonqualified stock options." Any employee shall be eligible to receive incentive stock options or nonqualified stock options. Consultants and advisors to the Company and directors of the Company who are not employees shall be eligible to receive nonqualified stock options.

ADMINISTRATION

         The Stock Option Committee (the "Committee"), composed of two or more non-management directors that are "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the Exchange Act") and "outside directors" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), administers the granting of stock options to officers, directors and employees of the Company under the 1997 Plan.

COMMON STOCK SUBJECT TO THE 1997 PLAN

         The 1997 Plan currently authorizes the issuance of a maximum of 200,000 shares of Common Stock. The maximum number of shares that may be subject to options granted under the 1997 Plan to any individual in any calendar year may not exceed 50,000 and the method of counting such shares shall conform to any requirements applicable to "performance-based" compensation under Section 162(m) of the Code. It is intended that compensation realized upon the exercise of an option granted under the 1997 Plan will therefore be regarded as "performance-based" under Section 162(m) of the Code and that such compensation may be deductible without regard to the limits of Section 162(m) of the Code. See "-- Performance Based Compensation." If any option under the 1997 Plan shall expire or terminate for any reason, without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the 1997 Plan.

EXERCISE PRICE AND TERM

         The option price per share applicable to options granted under the 1997 Plan shall be determined by the Committee, but (i) as to an incentive stock option shall not be less than 100% of the fair market value per share of Common Stock on the date such option is granted (ii) as to an incentive stock option granted to an Employee owning, or who is considered as owning by applying the rules of ownership set forth in Section 424(d) of the Code, over 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, the option price of such incentive stock option shall equal or exceed 110% of the fair market value of a share on the date the incentive stock option is granted and such incentive stock option shall expire not more than five years after the date of grand and (iii) as to a nonqualified stock option, shall not be less than 80% of the fair market value on the date such option is granted. If an option granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers is intended to qualify as "performance-based" compensation under Section 162(m) of the Code, the exercise price of such option shall not be less than 100% of the fair market value on the date such option is granted. The Committee shall fix the term of each option, provided that the maximum length of the term of each option granted under the 1997 Plan shall be 10 years.

PERFORMANCE-BASED COMPENSATION

         Section 162(m) of the Code, in general, disallows the Company a federal income tax deduction for total remuneration in excess of $1 million paid to the Company's Chief Executive Officer or to any of the Company's four most highly compensated officers other than the Chief Executive Officer in any one year. However, Section 162(m) exempts "performance-based" compensation, such as stock option based compensation, if it is awarded under a shareholder-approved plan that meets certain requirements. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as "performance-based" compensation, provided that (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, (ii) the per-employee limitation is approved by the shareholders, (iii) the option is granted by a compensation committee comprised solely of "outside directors," and (iv) the exercise price of the option is no less than the fair market value of the stock on the date of grant. Accordingly, the 1997 Plan provides that the maximum number of shares that may be subject to options thereunder to any individual in any calendar year shall not exceed 50,000. It is intended that compensation realized upon the exercise of an option granted under the 1997 Plan to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers will therefore be regarded as "performance-based" under Section 162(m) of the Code and that such compensation may be deductible without regard to the limits of Section 162(m) of the Code. There will be no grants to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers under the 1997 Plan unless such plan is approved by the Shareholders.

CHANGE IN CONTROL

         In the event of a change in control of the Company, new option rights may be substituted for the option rights granted under the 1997 Plan, or the Company's duties as to options outstanding under the 1997 Plan may be assumed, by the successor to the Company. In the event that new option rights are not substituted, or are not substantially equivalent to, the option rights granted under the 1997 Plan, or are not assumed, the option rights granted under the 1997 Plan shall terminate and thereupon become null and void (i) upon dissolution or liquidation of the Company, or similar occurrence, (ii) upon any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, in which the Company will not be a surviving entity or (iii) upon a transfer of all or substantially all of the assets of the Company or more than 80% of the outstanding shares of Common Stock; PROVIDED, HOWEVER, that each option holder shall have the right immediately prior to or concurrently with such dissolution, liquidation, merger, consolidation, acquisition, sale of all or substantially all assets, separation, reorganization or similar occurrence, to exercise any unexpired option rights granted thereunder whether or not then exercisable.

FEDERAL INCOME TAX CONSEQUENCES

         INCENTIVE STOCK OPTIONS. Incentive stock options granted under the 1997 Plan are intended to be "incentive stock options" within the meaning of Section 422 of the Code. Under present law, the grantee of an incentive stock option will not realize taxable income upon the grant or the exercise of the incentive stock option and the Company will not receive an income tax deduction at either such time. If the optionee does not sell the Common Stock acquired upon exercise of an incentive stock option within either (i) two years after the grant of the incentive stock option or (ii) one year after the date of exercise of the incentive stock option, the gain upon a subsequent sale of the Common Stock will be taxed as long-term capital gain. If the optionee, within either of the above periods, disposes of the Common Stock acquired upon exercise of the incentive stock option, the optionee will recognize as ordinary income an amount equal to the lesser of (i) the gain realized by the optionee upon such disposition or
(ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. In such event, the Company would be entitled to a corresponding income tax deduction equal to the amount recognized as ordinary income by the optionee. The gain in excess of such amount recognized by the optionee as ordinary income would be taxed as long-term capital gain or short-term capital gain (subject to the holding period requirements for long-term or short-term capital gain treatment).

         The exercise of an incentive stock option will generally result in the excess of the Common Stock's fair market value on the date of exercise over the exercise price being included in the optionee's alternative minimum taxable income ("AMTI"). If the Common Stock is subject to a risk of forfeiture and is nontransferable, the excess described above will be included in AMTI when the risk of forfeiture lapses or the shares become transferable, whichever occurs sooner. Liability for the alternative minimum tax is a complex determination and depends upon an individual's overall tax situation. Before exercising an incentive stock option, an optionee should discuss the possible application of the alternative minimum tax with his tax advisor.

         NON-QUALIFIED STOCK OPTIONS. Upon exercise of a non-qualified stock option granted under the 1997 Plan, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received over the exercise price of such Common Stock. That amount will increase the optionee's basis in the Common Stock acquired pursuant to the exercise of the option. Upon a subsequent sale of the Common Stock, the optionee will recognize short term or long term gain or loss depending upon his holding period for the Common Stock and upon the subsequent appreciation or depreciation in the market value of the Common Stock. The Company will be allowed a federal income tax deduction for the amount recognized as ordinary income by the optionee upon the optionee's exercise of the option.

REQUIRED VOTE

         The approval of the 1997 Stock Option Plan requires the affirmative vote of a majority of the votes cast by all Shareholders represented and entitled to vote thereon. An abstention, withholding of authority to vote or broker non-vote, therefore, will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the requisite Shareholder vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE 1997 STOCK OPTION PLAN.

                PROPOSAL III--APPROVAL OF GRANT OF STOCK OPTIONS

PROPOSAL

         The Board of Directors recommends that the Shareholders vote to approve the grant of stock options, described below, to UPE, a principal Shareholder of the Company, James L. Leuthe, a director and former Chairman and Chief Executive Officer of the Company and Salvatore J. Zizza, Chairman of the Board of Directors of the Company.

GRANT OF OPTIONS

         Subject to the approval of the Company's Shareholders, the Board of Directors has granted to UPE and Messrs. Leuthe and Zizza stock options (the "Options") to purchase an aggregate of 350,000, 125,000, 178,000 and 5,000 shares of Common Stock, respectively. Such Options were granted at an exercise price of $1.8125 per share, being not less than 100% of the fair market value of the Common Stock on the date of grant. Upon approval by the Shareholders of the Company, the Options will become exercisable as to all of the shares covered thereby. On May 31, 1996, the last reported sale price of the Company's Common Stock, as reported by the American Stock Exchange, was $2.5625 per share.

         The Options granted to each of UPE and Messrs. Leuthe and Zizza expire on March 25, 2006, or, with respect to Messrs. Leuthe and Zizza, within three months after a optionee's death or permanent incapacitation.

         The Options are not transferable except, with respect to Messrs. Leuthe and Zizza, by will or by the laws of descent and distribution.

         The exercise price of the Options and the number of shares issuable upon the exercise of the Options will be subject to adjustment to protect against dilution in the event of stock dividends, stock splits, consolidations, mergers, or liquidation of the Company.

         Additional terms of each Option have been set by the Board of Directors and are embodied in option agreements executed by each of UPE and Messrs. Leuthe and Zizza.

PURPOSE OF OPTIONS

         The Options granted to UPE were in consideration for guarantees by UPE of borrowings by the Company from the CIT Group and Sterling Commercial Capital in July 1995. The financing from the CIT Group consists of a three year $5 million maximum line of credit and term loan facility, secured by a third lien position on Company owned real estate and a first lien on substantially all other owned assets of the Company. This credit facility includes: (a) an $800,000 term loan requiring $13,333 monthly principal payments plus interest at prime rate (Chase Bank, New York) plus 3% and (b) advances against a percentage of eligible inventory not to exceed $4,000,000 in the aggregate. Initial proceeds of this credit facility were used to fund working capital. The financing from Sterling Commercial Capital consists of a $1.5 million five year first mortgage loan. The loan is collateralized by a first mortgage lien on real estate owned by the Company and a second lien on all other Company owned assets. The loan bears interest at 14.25% per annum. The outstanding principal and interest is payable in 59 consecutive equal monthly payments calculated to fully amortize over a 15 year period with a final payment of all then outstanding principal and interest.
         The Options granted to Mr. Leuthe were in consideration of his services to the Company as Chairman of the Board and Chief Executive Officer and as an inducement for continued service as a director of the Company. The Options granted to Mr. Zizza were in consideration of his serving as a director of the Company.

         The Options are expressly conditioned upon approval of the grant of the Options by the Company's Shareholders. If approval of the Company's Shareholders is not received, the Options will be cancelled and deemed never to have been granted.

FEDERAL INCOME TAX CONSEQUENCES

         All of the Options are non-qualified stock options.

         NON-QUALIFIED STOCK OPTIONS. Upon exercise of a non-qualified stock option the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received over the exercise price of such Common Stock. That amount will increase the optionee's basis in the Common Stock acquired pursuant to the exercise of the option. Upon a subsequent sale of the Common Stock, the optionee will recognize short term or long term gain or loss depending upon his holding period for the Common Stock and upon the subsequent appreciation or depreciation in the market value of the Common Stock. The Company will be allowed a federal income tax deduction for the amount recognized as ordinary income by the optionee upon the optionee's exercise of the option.

         SUMMARY OF TAX CONSEQUENCES. The foregoing outline is no more than a summary of the federal income tax provisions relating to the grant and exercise of the Options and the sale of Common Stock acquired upon exercise. Individual circumstances and amendments to the federal income tax laws or regulations may vary these results.

REGISTRATION OF SHARES

         The Company intends to file a registration statement under the Securities Act of 1933, as amended, with respect to the Common Stock issuable upon exercise of the Options subsequent to approval of the Options by the Company's Shareholders.

REQUIRED VOTE

         Approval of the grant of options requires the affirmative vote of a majority of the votes cast by all Shareholders represented and entitled to vote thereon. An abstention, withholding of authority to vote or broker non- vote, therefore, will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the requisite Shareholder vote.


RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE GRANT OF THE STOCK OPTIONS.


                PROPOSAL IV--APPROVAL OF ISSUANCE OF STOCK TO UPE

PROPOSAL

         The Board of Directors recommends that the Shareholders vote to approve the issuance of stock, described below, to UPE, a principal Shareholder of the Company.

GRANT OF STOCK

         The Board of Directors has authorized the issuance to UPE of 350,000 shares of Common Stock in consideration for a 50% ownership interest in certain resale inventory, which consists primarily of heat transfer equipment owned by UPE. The inventory has a retail sales value in excess of $1,500,000. The issuance of such shares is subject to Shareholder approval. UPE and the Company have entered into a joint marketing and sales agreement with respect to the resale of the inventory.

REQUIRED VOTE

         Approval of the grant of stock to UPE requires the affirmative vote of a majority of the votes cast by all Shareholders represented and entitled to vote thereon. An abstention, withholding of authority to vote or broker non-vote, therefore, will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the requisite Shareholder vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE GRANT OF THE STOCK.

                PROPOSAL V--RATIFICATION OF SELECTION OF AUDITORS

         On March 6, 1997, the Board of Directors of the Company terminated the engagement of Sobel & Co., LLC, Certified Public Accountants ("Sobel") as the independent auditors of the Company and appointed BDO Seidman LLP as the independent auditors of the Company for the fiscal year ending May 31, 1997. Sobel's report on the financial statements of the Company for the fiscal years ended May 31, 1995 and May 31, 1996 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. There were no other reportable events or disagreements with Sobel to report in response to Item 304(a) of Regulation S-B.

         Although the selection of auditors does not require ratification, the Board of Directors has directed that the appointment of BDO Seidman LLP for the 1997 Fiscal Year be submitted to Shareholders for ratification due to the significance of their appointment to the Company. If Shareholders do not ratify the appointment of BDO Seidman LLP, the Board of Directors will consider the appointment of other certified public accountants. A representative of BDO Seidman LLP is expected to be available at the Meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

REQUIRED VOTE

         Ratification of the appointment of BDO Seidman LLP requires the affirmative vote of a majority of the votes cast by all Shareholders represented and entitled to vote thereon. An abstention, withholding of authority to vote or broker non-vote, therefore, will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the requisite Shareholder vote.


RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 1997 FISCAL YEAR.

                                  ANNUAL REPORT

         All Shareholders of record as of the Record Date are concurrently herewith being sent a copy of the Company's Annual Report for the 1996 Fiscal Year.

         ANY SHAREHOLDER OF THE COMPANY MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, AS AMENDED, FOR THE 1996 FISCAL YEAR (WITHOUT EXHIBITS), AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY WRITING TO SHAREHOLDER INFORMATION, THE BETHLEHEM CORPORATION, 25TH AND LENNOX STREETS, EASTON, PENNSYLVANIA 18045.

                              SHAREHOLDER PROPOSALS

         In order to be considered for inclusion in the proxy materials to be distributed in connection with the next Annual Meeting of Shareholders of the Company, Shareholder proposals for such meeting must be submitted to the Company no later than August 12, 1997.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, management knows of no matters other than those set forth herein which will be presented for consideration at the Meeting. If any other matter or matters are properly brought before the Meeting or any adjournment thereof, the persons named in the accompanying Proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.



                                   By Order of the Board of Directors,


                                   HAROLD BOGATZ
                                   SECRETARY


March 10, 1997

                                                                         ANNEX A
                                                                              TO
                                                                 PROXY STATEMENT


                            THE BETHLEHEM CORPORATION

                             1997 STOCK OPTION PLAN

1.       Purpose of the Plan

                  The purpose of the Plan is to provide additional incentive to the officers, directors and employees of the Company who are primarily responsible for the management and growth of the Company, and to consultants and advisors to the Company who otherwise materially contribute to the conduct and direction of its business, operations and affairs, in order to strengthen their desire to remain in the employ or retention of the Company and to stimulate their efforts on behalf of the Company, and to retain and attract to the employ of the Company persons of competence. Each option granted pursuant to the Plan shall be designated at the time of grant as either an "incentive stock option" or as a "nonqualified stock option." The terms and conditions of the Plan shall be set forth or incorporated by reference in the option agreements evidencing the options.

                  The Company intends that the Plan meet the requirements of Rule 16b-3 and that transactions of the type specified in subparagraphs (c) to
(f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company's tax deductions imposed by Section 162(m) of the Code. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section 1.

2.       Definitions

                  For the purposes of the Plan, unless the context otherwise requires, the following definitions shall be applicable:

                  (a) "Board" or "Board of Directors" means the Company's Board of Directors.

                  (b) "Code" means the Internal Revenue Code of 1986, as amended.

                  (c) "Committee" means the Stock Option Committee composed of two or more directors who are Non-Employee Directors and Outside Directors and who shall be elected by, and who shall serve at the pleasure of, the Board of Directors, and who shall be responsible for administering the Plan.

                  (d)      "Company"   means  The   Bethlehem   Corporation,   a
Pennsylvania corporation.

                  (e) "Employee" means an employee of the Company or of a Subsidiary (including a director or officer of the Company or a Subsidiary who is also an employee).

                  (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (g) "Fair Market Value" of the Shares means the closing price of publicly traded Shares on the national securities exchange on which the Shares are listed (if the shares are so listed) or on the NASDAQ National Market or Small Cap Market (if the Shares are regularly quoted on the NASDAQ National Market or Small Cap Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded Shares in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code.

                  (h) "ISO" means an option intended to qualify as an incentive stock option under Section 422 of the Code.

                  (i) "Non-Employee Director" means a non-employee director as defined in Rule 16b-3.

                  (j) "NQO" means an option that does not qualify as an ISO.

                  (k) "Outside Director" means an outside director as defined in Section 162(m) of the Code.

                  (l)      "Plan"  means  the  1997  Stock  Option  Plan  of the
Company.

                  (m) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act.

                  (n) "Securities Act" means the Securities Act of 1933, as amended.

                  (o) "Shares" means shares of the Company's Common Stock, no par value, including authorized but unissued shares and shares that have been previously issued and reacquired by the Company.

                  (p) "Subsidiary" of the Company means and includes a "Subsidiary Corporation," as that term is defined in Section 424(f) of the Code.

3.       Administration

                  Subject to the express provisions of the Plan, the Committee shall have authority to interpret and construe the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and conditions of the respective option agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. Subject to the express provisions of the Plan, the Committee, in its sole discretion, shall from time to time determine the persons from among those eligible under the Plan to whom, and the time or times at which, options shall be granted, the number of Shares to be subject to each option, whether an option shall be designated an ISO or an NQO and the manner in and price at which such option may be exercised. In making such determination, the Committee may take into account the nature and period of service rendered by the respective optionees, their level of compensation, their past, present and potential contributions to the Company and such other factors as the Committee shall in its discretion deem relevant. The determination of the Committee with respect to any matter referred to in this Section 3 shall be conclusive.

                  In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan of an ISO or NQO or Share does not consist of two or more Non-Employee Directors, then any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3.

4.       Eligibility for Participation

                  Any Employee shall be eligible to receive ISOs or NQOs granted under the Plan. Consultants and advisors to the Company and directors of the Company who are not Employees shall be eligible to receive NQOs.

5.       Limitation on Shares Subject to the Plan

                  Subject to adjustment as hereinafter provided, no more than 200,000 Shares may be issued pursuant to the exercise of options granted under the Plan. If any option shall expire or terminate for any reason, without having been exercised in full, the unpurchased Shares subject thereto shall again be available for the purposes of the Plan. The maximum number of Shares that may be subject to options granted under the Plan to any individual in any calendar year shall not exceed 50,000, and the method of counting such Shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code.

6.       Terms and Conditions of Options

                  Each option granted under the Plan shall be subject to the following terms and conditions:

                  (a) Except as provided in Subsections 6(j) and (k), the option price per Share shall be determined by the Committee, but (i) as to an ISO shall not be less than 100% of the Fair Market Value of a Share on the date such ISO is granted; and (ii) as to an NQO, shall not be less than 80% of the Fair Market Value of a Share on the date such NQO is granted.

                  (b) The Committee shall, in its discretion, fix the term of each option, provided that the maximum length of the term of each option granted hereunder shall be 10 years and provided further that the provisions of Subsection 6(j) hereof shall be applicable to the grant of ISOs to Employees therein identified.

                  (c) If a holder of an option dies while he is employed by the Company or a Subsidiary or, if the Committee so determines in its discretion at the time such option is granted or at any time thereafter, within three months after the termination of such employment by reason of retirement with the written consent of the Company or a Subsidiary, such option may, to the extent that the holder of the option was entitled to exercise such option on the date of his death, be exercised during a period after his death fixed by the Committee in its discretion at the time such option is granted or at any time thereafter, but in no event to exceed one year, by his personal representative or representatives or by the person or persons to whom the holder's rights under the option shall pass by will or by the applicable laws of descent and distribution; provided, however no option granted under the Plan may be exercised to any extent by anyone after its stated expiration date.

                  (d) In the event that a holder of an option shall voluntarily retire or quit his employment without the written consent of the Company or a Subsidiary or if the Company shall terminate the employment of a holder of an option for cause, the options held by such holder shall forthwith terminate. If a holder of an option shall voluntarily retire or quit his employment with the written consent of the Company or a Subsidiary or if the employment of such holder shall have been terminated by the Company or a Subsidiary for reasons other than cause, such holder may unless his option shall have previously expired pursuant to the provisions hereof, exercise his option at any time prior to the first to occur of the expiration of the original option period or the expiration of a period after termination of employment fixed by the Committee in its discretion at the time the option is granted or at any time thereafter, but in no event to exceed three months, to the extent of the number of Shares subject to such option that were purchasable by him on the date of termination of his employment. Options granted under the Plan shall not be affected by any change of employment so long as the holder thereof continues to be an Employee.

                  (e) Anything to the contrary contained herein or in any option agreement executed and delivered hereunder, no option shall be exercisable unless and until the Plan shall have been approved by shareholders of the Company in accordance with Section 13 hereof.

                  (f) Each option shall be nonassignable and nontransferable by the option holder otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the option holder solely by him; provided, however, that options may be transferred pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules promulgated thereunder).

                  (g) An option holder desiring to exercise an option shall exercise such option by delivering to the Company written notice of such exercise, specifying the number of Shares to be purchased, together with payment of the purchase price therefor; provided, however that no option may be exercised in part with respect to fewer than 100 Shares, except to purchase the remaining Shares purchasable under such option. Payment shall be made as follows: (i) in United States dollars by cash or by check, certified check, bank draft or money order payable to the order of the Company; (ii) at the discretion of the Committee, by delivering to the Company Shares already owned by the option holder and having a Fair Market Value on the date of exercise equal to the exercise price or a combination of such Shares and cash; or (iii) by any other proper method specifically approved by the Committee.

                  (h) In order to assist an option holder with the acquisition of Shares pursuant to the exercise of an option granted under the Plan, the Committee may, in its discretion and subject to the requirements of applicable statutes, rules and regulations, whenever, in its judgment, such assistance may reasonably be expected to benefit the Company, authorize, either at the time of the grant of the option or thereafter (i) the extension of a loan to the option holder by the Company, (ii) the payment by the option holder of the purchase price of the Shares in installments, or (iii) the guaranty by the Company of a loan obtained by the option holder from a third party. The Committee shall determine the terms of any such loan, installment payment arrangement or guaranty, including the interest rate and other terms of repayment thereof. Loans, installment payment arrangements and guaranties may be authorized with or without security and the maximum amount thereof shall be the option price for the Shares being acquired plus related interest payments.

                  (i) The aggregate Fair Market Value (determined at the time an ISO is granted) of the Shares as to which an Employee may first exercise ISOs in any one calendar year under all incentive stock option plans of the Company and its Subsidiaries may not exceed $100,000.

                  (j) An ISO may be granted to an Employee owning, or who is considered as owning by applying the rules of ownership set forth in Section 424(d) of the Code, over 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary if the option price of such ISO equals or exceeds 110% of the Fair Market Value of a Share on the date the ISO is granted and such ISO expires not more than five years after the date of grant.

                  (k) If an option granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated offers is intended to qualify as "performance-based" compensation under Section 162(m) of the Code, the exercise price of such option shall not be less than 100% of the Fair Market Value of a Share on the date such option is granted.

7.       Adjustments Upon Changes in Capitalization

                  (a) Subject to any required regulatory approval, new option rights may be substituted for the option rights granted under the Plan, or the Company's duties as to options outstanding under the Plan may be assumed, by a corporation other than the Company, or by a parent or subsidiary of the Company or such corporation, in connection with any merger, consolidation, acquisition, sale of all or substantially all assets, separation, reorganization, liquidation or like occurrence in which the Company is involved. Notwithstanding the foregoing or the provisions of Subsection 7(b) hereof, in the event that such corporation, or parent or subsidiary of the Company or such corporation, does not substitute new option rights for, and substantially equivalent to, the option rights granted hereunder, or assume the option rights granted hereunder, the option rights granted hereunder shall terminate and thereupon become null and void (i) upon dissolution or liquidation of the Company, or similar occurrence, (ii) upon any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, in which the Company will not be a surviving entity or (iii) upon a transfer of all or substantially all of the assets of the Company or more than 80% of the outstanding Shares; provided, however, that each option holder shall have the right immediately prior to or concurrently with such dissolution, liquidation, merger, consolidation, acquisition, sale of all or substantially all assets, separation, reorganization or similar occurrence, to exercise any unexpired option rights granted hereunder whether or not then exercisable. If the exercise of the foregoing right by the holder of an ISO would be deemed to result in a violation of the provisions of Subsection 6(i) of the Plan, then, without further act on the part of the Committee or the option holder, such ISO shall be deemed an NQO to the extent necessary to avoid any such violation.

                  (b) The existence of outstanding options shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Shares or subscription rights thereto, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise; provided, however, that if the outstanding Shares shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares or recapitalization, the number and kind of Shares subject to the Plan or subject to any options theretofore granted, and the option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the aggregate option price.

                  (c) Adjustments under this Section 7 shall be made by the Committee whose determination as to what adjustments, if any, shall be made, and the extent thereof, shall be final.

8.       Privileges of Stock Ownership

                  No option holder shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to him.

9.       Securities Regulation

                  (a) Each option shall be subject to the requirement that if at any time the Board of Directors or Committee shall in its discretion determine that the listing, registration or qualification of the Shares subject to such option upon any securities exchange or under any Federal or state law, or the approval or consent of any governmental regulatory body, is necessary or desirable in connection with the issuance or purchase of Shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, approval or consent shall have been effected or obtained free from any conditions not reasonably acceptable to the Board of Directors or Committee.

                  (b) Unless at the time of the exercise of an option and the issuance of the Shares thereby purchased by any option holder hereunder there shall be in effect as to such Shares a Registration Statement under the Securities Act and the rules and regulations of the Securities and Exchange Commission, or there shall be available an exemption from the registration requirements of the Securities Act, the option holder exercising such option shall deliver to the Company at the time of exercise a certificate (i) acknowledging that the Shares so acquired may be "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act, (ii) certifying that he is acquiring the Shares issuable to him upon such exercise for the purpose of investment and not with a view to their sale or distribution; and
(iii) containing such option holder's agreement that such Shares may not be sold or otherwise disposed of except in accordance with applicable provisions of the Securities Act. The Company shall not be required to issue or deliver certificates for Shares until there shall have been compliance with all applicable laws, rules and regulations, including the rules and regulations of the Securities and Exchange Commission.

10.      Employment or Retention of Option Holders

                  Nothing contained in the Plan or in any option agreement executed and delivered thereunder shall confer upon any option holder any right to continue in the employ or retention of the Company or any Subsidiary or to interfere with the right of the Company or any Subsidiary to terminate such employment or retention at any time.

11.      Withholding; Disqualifying Disposition

                  (a) The Company shall deduct and withhold from any salary or other compensation for employment services of an option holder all amounts required to satisfy withholding tax liabilities arising from the grant or exercise of an option under the Plan or the acquisition or disposition of Shares acquired upon exercise of any such option.

                  (b) In the case of disposition by an option holder of Shares acquired upon exercise of an ISO within (i) two years after the date of grant of such ISO, or (ii) one year after the transfer of such Shares to such option holder, such option holder shall give written notice to the Company of such disposition not later than 30 days after the occurrence thereof, which notice shall include all such information as may be required by the Company to comply with applicable provisions of the Code and shall be in such form as the Company shall from time to time determine.

                  (c) In the discretion of the Committee and in lieu of the deduction and withholding provided for in subsection (a) above, the Company shall deduct and withhold Shares otherwise issuable to the option holder having a Fair Market Value on the date income is recognized pursuant to the exercise of an option equal to the amount required to be withheld.

12.      Amendment, Suspension and Termination of the Plan

                  Subject to any required regulatory approval, the Board of Directors or Committee may at any time amend, suspend or terminate the Plan, provided that, except as set forth in Section 7 above, no amendment may be adopted without the approval of shareholders that would:

                  (a) increase the number of Shares that may be issued pursuant to the exercise of options granted under the Plan;

                  (b) permit the grant of an ISO under the Plan with an option price less than 100% of the Fair Market Value of the Shares at the time such option is granted;

                  (c)      change the provisions of Section 4;

                  (d) extend the term of an option or the period during which an option may be granted under the Plan; or

                  (e) decrease an option exercise price (provided that the foregoing does not preclude the cancellation of an option and a new grant at a lower exercise price without shareholder approval).

Unless the Plan shall theretofore have been terminated by the Board of Directors or Committee, the Plan shall terminate on March 8, 2007. No option may be granted during the term of any suspension of the Plan or after termination of the Plan. The amendment or termination of the Plan shall not, without the written consent of the option holder to be affected, alter or impair any rights or obligations under any option theretofore granted to such option holder under the Plan.

13.      Effective Date

                  The effective date of the Plan shall be March 6, 1997, subject to its approval by shareholders of the Company not later than March 5, 1998.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                            THE BETHLEHEM CORPORATION

                     PROXY - ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 10, 1997

         The undersigned, a Shareholder of The Bethlehem Corporation, a Pennsylvania corporation (the "Company"), does hereby appoint Alan H. Silverstein, Salvatore J. Zizza and Harold Bogatz and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common
Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held Thursday, April 10, 1997 at 3:00 p.m. local time at the Holiday Inn, Route 512, Bethlehem, Pennsylvania or at any adjournment thereof.

         The undersigned hereby instructs said proxies or their substitutes:

1.       ELECTION OF DIRECTORS

         To vote for the election of Messrs.  Harold Bogatz, Jan P. Gale, Ronald
H. Gale, B. Ord Houston and Salvatore J. Zizza as directors.

FOR ALL                    WITHHOLD
NOMINEES                   AUTHORITY          CUMULATIVE VOTES FOR ONE OR MORE
LISTED ABOVE               FOR ALL                 NOMINEES AS FOLLOWS:
                           NOMINEES

----                       ----
                                                    Harold Bogatz      --------
INSTRUCTIONS: To withhold authority to vote for     Jan P. Gale        --------
any individual nominee, write that                  Ronald H. Gale     --------
Nominee's name on the line                          B. Ord Houston     --------
provided below:                                     Salvatore J. Zizza --------


---------------------


2.       1997 STOCK OPTION PLAN

         To approve the 1997 Stock Option Plan.

          ______  FOR   _____  AGAINST    _____  ABSTAIN


3.       GRANT OF STOCK OPTIONS

         To approve the grant of Stock Options to each of Universal Process Equipment, Inc. ("UPE"), James L. Leuthe and Salvatore J. Zizza.

          ______  FOR   _____  AGAINST    _____  ABSTAIN

4.       ISSUANCE OF STOCK TO UPE

         To approve the issuance of 350,000 shares of the Company's common stock, no par value, to UPE.

          ______  FOR   _____  AGAINST    _____  ABSTAIN


5.       RATIFICATION OF APPOINTMENT OF AUDITORS

         To ratify the appointment of BDO Seidman LLP as the Company's independent auditors for the fiscal year ending May 31, 1997.

          ______  FOR   _____  AGAINST    _____  ABSTAIN

6.       DISCRETIONARY AUTHORITY

         To transact such other business as may properly come before the Meeting and any adjournment thereof according to the proxies discretion and in their discretion.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 5.

                                        Please  mark,  date and sign  exactly as
                                        your name  appears on this  proxy  card.
                                        When  shares  are  held  jointly,   both
                                        holders  should  sign.  When  signing as
                                        attorney,    executor,    administrator,
                                        trustee or  guardian,  please  give your
                                        full   title.   If  the   holder   is  a
                                        corporation or partnership, the full corporate or partnership name should be signed by a duly authorized officer.


                                        ----------------------------------------
                                        Signature



                                        ----------------------------------------
                                        Signature, if shares held jointly

                                        Dated _______________________ 1997


                                       P-2